INVESCO BOND FUNDS, INC.


                 Supplement to Prospectus Dated October 31, 1999


The section of the Prospectus entitled "Portfolio Managers" is amended to (1) delete the first, second, fourth and fifth paragraphs and (2) substitute the following paragraphs for the first, second and fifth paragraphs, respectively:

The  following   individuals  are  primarily   responsible  for  the  day-to-day
management of each Fund's portfolio holdings:

      FUND                                PORTFOLIO MANAGER(S)
      High Yield                          Donovan J. (Jerry) Paul
      Select Income                       Donovan J. (Jerry) Paul
      Tax-Free Bond                       Donovan J. (Jerry) Paul
      U.S. Government Securities          Richard R. Hinderlie

Donovan J. (Jerry) Paul, a senior vice president of INVESCO, is the portfolio manager of High Yield, Select Income and Tax-Free Bond Funds. Jerry manages several other fixed-income INVESCO funds. Before joining INVESCO in 1994, he was with Stein, Roe & Farnham, Inc. and Quixote Investment Management. Jerry is a Chartered Financial Analyst and a Certified Public Accountant. He received his M.B.A. from the University of Northern Iowa and his B.B.A. from the University of Iowa.

Dick Hinderlie is a member of the INVESCO Fixed-Income Team, which is led by Jerry Paul.



The date of this Supplement is January 7, 2000.